DEBENTURE AND WARRANT PURCHASE AGREEMENT

                                     BETWEEN

                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

                                       AND

                            AMRO INTERNATIONAL, S.A.


          DEBENTURE AND WARRANT PURCHASE AGREEMENT dated as of November 20, 1998 (the "Agreement"), between AMRO International, S.A., a Panama corporation (the "Investor"), and Brilliant Digital Entertainment, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company").

          WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, and the Investor shall purchase, (i) a $100,000 principal amount Convertible Debenture (as defined below) (ii) a Warrant (as defined below) to purchase up to 1,800,000 shares of the Common Stock (as defined below) and (iii) possible Additional Debentures (as defined in Section 5.3).

          WHEREAS, such investments will be made in reliance upon the provisions of Section 4(2) ("Section 4(2)") of the United States Securities Act of 1933, as amended, and Regulation D ("Regulation D") and the other rules and regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder.


          NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                               CERTAIN DEFINITIONS

Section 1.1. "CAPITAL SHARES" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

Section 1.2. "CAPITAL SHARES EQUIVALENTS" shall mean any securities, rights, or obligations that are convertible into or exchangeable for or give any right to subscribe for any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

Section 1.3. "CLOSING" shall mean the closing of the purchase and sale of the Convertible Debenture and Warrants pursuant to Section 2.1.

Section 1.4. "CLOSING DATE" shall mean the date on which all conditions to the Closing have been satisfied (as defined in Section 2.1 (a) hereto) and the Closing shall have occurred.

Section 1.5. "COMMON STOCK" shall mean the Company's common stock, par value $.001 per share.

Section 1.6. "CONVERSION SHARES" shall mean the shares of Common Stock issuable upon conversion of the Convertible Debenture and any Additional Debenture, when and if any Additional Debenture is issued.

Section 1.7. "CONVERTIBLE DEBENTURE" shall mean the $100,000 Convertible Debenture in the form of Exhibit A hereto to be issued to the Investor pursuant to this Agreement.

Section 1.8. "DAMAGES" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and reasonable costs and expenses of expert witnesses and investigation).

Section 1.9. "EFFECTIVE DATE" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in the Registration Rights Agreement.

Section 1.10. "ESCROW AGENT" shall have the meaning set forth in the Escrow Agreement.

Section  1.11.   "ESCROW   AGREEMENT"   shall  mean  the  Escrow   Agreement  in
substantially   the  form  of   Exhibit   D  hereto   executed   and   delivered
contemporaneously  with this Agreement.

Section 1.12. "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Section 1.13. "LEGEND" shall mean the legend set forth in Section 9.1.

Section 1.14. "MARKET PRICE" on any given date shall mean the single lowest price on the Principal Market (as reported by Bloomberg L.P.) of the Common Stock at which a trade is executed on any Trading Day during the ten Trading Day period ending on the Trading Day immediately prior to the date for which the Market Price is to be determined.

Section 1.15. "MATERIAL ADVERSE EFFECT" shall mean any effect on the business, operations, properties, prospects, or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Convertible Debenture or the Warrant in any material respect.

Section 1.16. "OUTSTANDING" when used with reference to shares of Common Stock or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; PROVIDED, HOWEVER, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

Section 1.17. "PERSON" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Section 1.18. "PRINCIPAL MARKET" shall mean the American Stock Exchange, the New York Stock Exchange, the NASDAQ National Market, or the NASDAQ Small-Cap Market, whichever is at the time the principal trading exchange or market for the Common Stock.

Section 1.19. "PURCHASE PRICE" shall mean one hundred five thousand dollars ($105,000).

Section 1.20. "REGISTRABLE SECURITIES" shall mean the Conversion Shares and the Warrant Shares until (i) the Registration Statement has been declared effective by the SEC, and all Conversion Shares and Warrant Shares have been disposed of pursuant to the Registration Statement, (ii) all Conversion Shares and Warrant Shares have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) all Conversion Shares and Warrant Shares have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Conversion Shares and Warrant Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

Section 1.21. "REGISTRATION RIGHTS AGREEMENT" shall mean the agreement regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor as of the Closing Date in the form annexed hereto as Exhibit C.

Section 1.22. "REGISTRATION STATEMENT" shall mean a registration statement on Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, the Registration Rights Agreement and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

Section 1.23. "REGULATION D" shall have the meaning set forth in the recitals of this Agreement.

Section 1.24. "SEC" shall mean the Securities and Exchange Commission.

Section 1.25. "SECTION 4(2)" shall have the meaning set forth in the recitals of this Agreement.

Section 1.26. "SECURITIES ACT" shall have the meaning set forth in the recitals of this Agreement.

Section 1.27. "SEC Documents" shall mean the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997 and each report, proxy statement or registration statement filed by the Company with the SEC pursuant to the Exchange Act or the Securities Act since the filing of such Annual Report through the date hereof.

Section 1.28. "SHARES" shall have the meaning set forth in Section 1.16.

Section 1.29. "TRADING DAY" shall mean any day during which the Principal Market at such day shall be open for business.

Section 1.30. "WARRANT" shall mean the warrant substantially in the form of Exhibit B to be issued to the Investor hereunder.

Section 1.31. "WARRANT SHARES" shall mean all shares of Common Stock or other securities issued or issuable pursuant to exercise of the Warrant.

                                   ARTICLE II

                        PURCHASE AND SALE OF COMMON STOCK

Section 2.1.   Investment.

     (a) Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Investor agrees to purchase the Convertible Debenture and the Warrant at the Purchase Price on the Closing Date as follows:

          (i) Upon execution and delivery of this Agreement, the Investor shall deliver to the Escrow Agent immediately available funds in the amount of the Purchase Price, and the Company shall deliver the Convertible Debenture and the Warrant to the Escrow Agent, in each case to be held by the Escrow Agent pursuant to the Escrow Agreement.

          (ii) Upon satisfaction of the conditions set forth in Section 2.1(b), the Closing ("Closing") shall occur at the offices of the Escrow Agent at which the Escrow Agent (x) shall release the Convertible Debenture and the Warrant to the Investor and (y) shall release the Purchase Price (after all fees have been paid as set forth in the Escrow Agreement) to the Company, pursuant to the terms of the Escrow Agreement.

     (b) The Closing is subject to the satisfaction of the following conditions:

          (i) acceptance and execution by the Company and by the Investor, of this Agreement and all Exhibits hereto;

          (ii) delivery into escrow by Investor of immediately available funds in the amount of the Purchase Price of the Convertible Debenture and the Warrant, as more fully set forth in the Escrow Agreement;

          (iii)all representations and warranties of the Investor contained herein shall remain true and correct as of the Closing Date (as a condition to the Company's obligations);

          (iv) all representations and warranties of the Company contained herein shall remain true and correct as of the Closing Date (as a condition to the Investor's obligations);

          (v) the Company shall have obtained all permits and qualifications required by any state for the offer and sale of the Convertible Debenture and Warrant, or shall have the availability of exemptions therefrom;

          (vi) the sale and issuance of the Convertible Debenture and Warrant hereunder, and the proposed issuance by the Company to the Investor of the Common Stock underlying the Convertible Debenture and the Warrant upon the conversion or exercise thereof shall be legally permitted by all laws and regulations to which the Investor and the Company are subject and there shall be no ruling, judgment or writ of any court prohibiting the transactions contemplated by this Agreement;

          (vii)delivery of the original fully executed Convertible Debenture and Warrant certificates to the Escrow Agent;

          (viii) receipt by the Investor of an opinion of Troop Steuber Pasich Reddick & Tobey, LLP, counsel to the Company, in the form of Exhibit E hereto;

          (ix) delivery to the Investor of the Irrevocable Instructions to Transfer Agent in the form attached hereto as Exhibit F; and

          (x)  delivery to the Investor of the Registration Rights Agreement.

Section 2.2. ALLOCATION. The Purchase Price shall be allocated $100,000 to the Convertible Debenture and $5,000 to the Warrant.

Section 2.3. LIQUIDATED DAMAGES. The parties hereto acknowledge and agree that the sum payable pursuant to the Registration Rights Agreement shall constitute liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in such Sections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investor in connection with the failure by the Company to timely cause the registration of the Registrable Securities and (c) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.


                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

The Investor represents and warrants to the Company that:

Section 3.1. INTENT. The Investor is entering into this Agreement for its own account and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Convertible Debenture, the Warrant, any Conversion Shares or Warrant Shares to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold such securities for any minimum or other specific term and reserves the right to dispose of the Conversion Shares and Warrant Shares at any time in accordance with federal and state securities laws applicable to such disposition.

Section 3.2. SOPHISTICATED INVESTOR. The Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Convertible Debenture, the Warrant and the underlying Common Stock. The Investor acknowledges that an investment in the
Convertible Debenture, the Warrant and the underlying Common Stock is speculative and involves a high degree of risk.

Section 3.3. AUTHORITY. This Agreement and each agreement attached as an Exhibit hereto which is required to be executed by Investor has been duly authorized and validly executed and delivered by the Investor and is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

Section 3.4. NOT AN AFFILIATE. The Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

Section 3.5. ABSENCE OF CONFLICTS. The execution and delivery of this Agreement and the agreements the forms of which are attached as Exhibits hereto and executed in connection herewith, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor or (a) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

Section 3.6. DISCLOSURE; ACCESS TO INFORMATION. The Investor has received all documents, records, books and other publicly available information pertaining to Investor's investment in the Company that have been requested by the Investor. The Company is subject to the periodic reporting requirements of the Exchange Act, and the Investor has reviewed or received copies of all SEC Documents that have been requested by it.

Section 3.7. MANNER OF SALE. At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.


                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investor that:

Section 4.1. ORGANIZATION OF THE COMPANY. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware and has all requisite corporate authority to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries and does not own more that fifty percent (50%) of or control any other business entity except as set forth in the SEC Documents other than Brilliant Digital Filmed Entertainment, a Delaware corporation, and Brilliant Interactive Ideas, Pty. Ltd., a company incorporated in New South Wales,
Australia, each of which is a wholly-owned subsidiary of the Company. The Company is duly qualified and is in good standing as a foreign corporation to do business in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

Section 4.2. AUTHORITY. (i) The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement, and the Warrant and to issue the Convertible Debenture, the Conversion Shares, the Additional Debentures, the Warrant and the Warrant Shares pursuant to their respective terms, (ii) the execution, issuance and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Convertible Debenture and the Warrant by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Convertible Debenture and the Warrant have been duly executed and delivered by the Company and at the Closing shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the conversion of the Convertible Debenture (assuming a Market Price of $1.00) and for the exercise of the Warrant. The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of the Conversion Shares and the Warrant Shares. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Convertible Debenture or any Additional Debenture and Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Convertible Debenture is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company and notwithstanding the commencement of any case under 11 U.S.C. ss. 101 et seq. (the "Bankruptcy
Code"). The Company shall not seek judicial relief from its obligations hereunder except pursuant to the Bankruptcy Code. In the event the Company is a debtor under the Bankruptcy Code, the

Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the conversion of the Convertible Debenture and the exercise of the Warrants. The Company agrees, without cost or expense to the Investor, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. ss. 362.

Section 4.3. CAPITALIZATION. The authorized capital stock of the Company consists of 30,000,000 shares of Common Stock, par value $0.001, of which 9,403,001 shares are issued and outstanding as of November 20, 1998 and
1,000,000 shares of preferred stock, par value $0.001 per share, of which no shares are issues and outstanding. Except for outstanding options to acquire a total of 796,500 shares of Common Stock, there are no outstanding Capital Shares Equivalents. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

Section 4.4. COMMON STOCK. The Company has registered its Common Stock pursuant to Section 12(b) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company is in compliance with all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on the Principal Market. As of the date hereof, the Principal Market is the American Stock Exchange and the Company has not received any notice regarding, and to its knowledge there is no threat, of the termination or discontinuance of the eligibility of the Common Stock for such listing.

Section 4.5. SEC DOCUMENTS. The Company has delivered or made available to the Investor true and complete copies of the SEC Documents. The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of such inclusion. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments). Neither the Company nor any of its subsidiaries has any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the financial statements or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the financial statements or the notes thereto included in the SEC Documents or was not incurred in the ordinary course of business consistent with the Company's past practices since the last date of such financial statements.

Section 4.6. EXEMPTION FROM REGISTRATION; VALID ISSUANCES. Subject to the accuracy of the Investor's representations in Article III, the sale of the Convertible Debenture, the Conversion Shares, any Additional Debentures, the Warrant and the Warrant Shares will not require registration under the Securities Act and/or any applicable state securities law. When issued and paid for in accordance with the Warrant and the Convertible Debenture or any Additional Debenture, the Conversion Shares and the Warrant Shares will be duly and validly issued, fully paid, and non-assessable. Neither the sales of the Convertible Debenture, the

Conversion Shares, any Additional Debentures, the Warrant or the Warrant Shares pursuant to, nor the Company's performance of its obligations under, this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Convertible Debenture, any Additional Debenture, or the Warrant will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Convertible Debenture, any Additional Debenture, the Conversion Shares, the Warrant Shares or, except as contemplated herein, any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe to or acquire the Capital Shares or other securities of the Company. The Convertible Debenture, any Additional Debenture, the Conversion Shares, and the Warrant Shares shall not subject the Investor to personal liability to the Company or its creditors by reason of the possession thereof.

Section 4.7. NO GENERAL SOLICITATION OR ADVERTISING IN REGARD TO THIS TRANSACTION. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Convertible Debenture, any Additional Debenture, the Conversion Shares, the Warrant or the Warrant Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Convertible Debenture, any Additional Debenture, the Conversion Shares, the Warrant or the Warrant Shares under the Securities Act; provided, that the Company makes no representation or warranty with respect to the Investor or Trinity Capitol Advisors, Inc.

Section 4.8. CORPORATE DOCUMENTS. The Company has furnished or made available to the Investor true and correct copies of the Company's Certificate of Incorporation, as amended and in effect on the date hereof (the "Certificate"), and the Company's By-Laws, as amended and in effect on the date hereof (the "By-Laws").

Section 4.9. NO CONFLICTS. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Convertible Debenture, any Additional Debenture, the Conversion Shares, the Warrant and the Warrant Shares, do not and will not (i) result in a violation of the Company's Certificate of Incorporation or By-Laws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument, or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any material property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, conflict with or default under any of the foregoing (except in each case for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not have, individually or in the aggregate, a Material Adverse Effect). The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Convertible Debenture or the Warrant in accordance with the terms hereof (other than any SEC, American Stock Exchange or state securities filings that may be required to be made by the Company subsequent to Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on the American Stock Exchange); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

Section 4.10. NO MATERIAL ADVERSE CHANGE. Since September 30, 1998, no Material Adverse Effect has occurred or exists with respect to the Company, except as disclosed in the SEC Documents.

Section 4.11. NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since September 30, 1998, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

Section 4.12. NO INTEGRATED OFFERING. Other than pursuant to an effective registration statement under the Securities Act, or pursuant to the issuance or exercise of employee stock options, or pursuant to its discussion with the Investor and Trinity Capital Advisors, Inc. in connection with the transactions contemplated hereby, the Company has not issued, offered or sold the Convertible Debenture, the Warrant or any shares of Common Stock (including for this purpose any securities of the same or a similar class as the Convertible Debenture, the Warrant or Common Stock, or any securities convertible into a exchangeable or exercisable for the Convertible Debenture or Common Stock or any such other securities) within the six-month period next preceding the date hereof, and the Company shall not permit any of its directors, officers or Affiliates directly or indirectly to take, any action (including, without limitation, any offering or sale to any person or entity of the Convertible Debenture, Warrants or shares of Common Stock), so as to make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to Investor of the Convertible Debenture (and the Conversion Shares) or the Warrant (and the Warrant Shares) as contemplated by this Agreement.

Section 4.13. LITIGATION AND OTHER PROCEEDINGS. Except as disclosed in the SEC Documents, there are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

Section 4.14. NO MISLEADING OR UNTRUE COMMUNICATION. The Company and, to the knowledge of the Company, any person representing the Company, or any other person selling or offering to sell the Convertible Debenture or the Warrant in connection with the transaction contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

Section 4.15. MATERIAL NON-PUBLIC INFORMATION. The Company has not disclosed to the Investor any material non-public information that (i) if disclosed, would, or could reasonably be expected to have, a material effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

Section 4.16. INSURANCE. The Company maintains property and casualty, general liability, workers' compensation, environmental hazard, personal injury and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards and the Company's historical claims experience. The Company has not received notice from, and has no knowledge of any threat by, any insurer (that has issued any insurance policy to the Company) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

Section 4.17.  TAX MATTERS.

     (a) The Company has filed all Tax Returns which it is required to file under applicable laws; all such Tax Returns are true and accurate and have been prepared in compliance with all applicable laws; the Company has paid all Taxes due and owing by it (whether or not such Taxes are required to be shown on a Tax Return) and have withheld and paid over to the appropriate taxing authorities all Taxes which it is required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties; and since December 31, 1997, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liabilities of the Company if its current tax year were treated as ending on the date hereof.

     (b) No claim has been made by a taxing authority in a jurisdiction where the Company does not file tax returns that such corporation is or may be subject to taxation by that jurisdiction. There are no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company; no information related to Tax matters has been requested by any foreign, federal, state or local taxing authority; and, except as disclosed above, no written notice indicating an intent to open an audit or other review has been received by the Company from any foreign, federal, state or local taxing authority. There are no material unresolved questions or claims concerning the Company's Tax liability. The Company (A) has not executed or entered into a closing agreement pursuant to ss. 7121 of the Internal Revenue Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (B) has not agreed to or is required to make any adjustments pursuant to ss. 481 (a) of the Internal Revenue Code or any similar provision of state, local or foreign law by reason of a change in accounting method initiated by the Company or any of its subsidiaries or has any knowledge that the IRS has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of the Company. The Company has not been a United States real property holding corporation within the meaning of ss. 897(c)(2) of the Internal Revenue Code during the applicable period specified in ss. 897(c)(1)(A)(ii) of the Internal Revenue Code.

     (c) The Company has not made an election under ss. 341(f) of the Internal Revenue Code. The Company is not liable for the Taxes of another person that is not a subsidiary of the Company under (A) Treas. Reg. ss. 1.1502-6 (or comparable provisions of state, local or foreign law), (B) as a transferee or successor, (C) by contract or indemnity or (D) otherwise. The Company is not a party to any tax sharing agreement. The Company has not made any payments, is obligated to make payments or is a party to an agreement that could obligate it to make any payments that would not be deductible under ss. 280G of the Internal Revenue Code.

     (d) For purposes of this Section 4.18:


          "IRS" means the United States Internal Revenue Service.


          "TAX" or "TAXES" means federal, state, county, local, foreign, or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

          "TAX RETURN" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

Section 1.18. PROPERTY. Neither the Company nor either of its subsidiaries owns any real property. Each of the Company and its subsidiaries has good and marketable title to all personal property owned by it, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and to the Company's knowledge any real property and buildings held under lease by the Company as tenant are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and intended to be made of such property and buildings by the Company.

Section 4.19. INTELLECTUAL PROPERTY. Each of the Company and its subsidiaries owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted. To the Company's knowledge, except as disclosed in the SEC Documents neither the Company nor any of its subsidiaries is infringing upon or in conflict with any right of any other person with respect to any Intangibles. Except as disclosed in the SEC Documents, no claims have been asserted by any person to the ownership or use of any Intangibles and the Company has no knowledge of any basis for such claim.

Section 4.20. INTERNAL CONTROLS AND PROCEDURES. The Company maintains books and records and internal accounting controls which provide reasonable assurance that
(i) all transactions to which the Company is a party or by which its properties are bound are executed with management's authorization; (ii) the recorded accountability of the Company's assets is compared with existing assets at regular intervals; (iii) access to the Company's assets is permitted only in accordance with management's authorization; and (iv) all transactions to which the Company is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. generally accepted accounting principles.

Section 4.21. PAYMENTS AND CONTRIBUTIONS. Neither the Company nor any of its directors, officers or, to its knowledge, other employees has (i) used any Company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person with respect to Company matters.

Section 4.22. NO MISREPRESENTATION. No representation or warranty of the Company contained in this Agreement, any schedule, annex or exhibit hereto or any agreement, instrument or certificate furnished by the Company to the Investor pursuant to this Agreement, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, not misleading.

                                   ARTICLE V

                            COVENANTS OF THE INVESTOR

Section 5.1. COMPLIANCE WITH LAW. The Investor's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of the Principal Market on which the Company's Common Stock is listed.

Section 5.2. SHORT SALES. The Investor and its affiliates shall not engage in short sales of the Company's Common Stock; provided, however, that the Investor may enter into any short sale or other hedging or similar arrangement it deems appropriate with respect to Conversion Shares or Warrant Shares one Trading Day after it delivers a Conversion Notice with respect to such Conversion Shares, or an Exercise Notice with respect to Warrant Shares so long as such arrangements do not involve more than the number of such Conversion Shares or Warrant Shares (determined as of the date of such Conversion Notice or Exercise Notice, as applicable).

Section 5.3. ADDITIONAL DEBENTURES. If the Investor shall not exercise any portion of the Warrant which has been properly and validly called for Partial Redemption by the Company by the Partial Redemption Date, then the Investor shall be obligated, and hereby agrees, on not less than three (3) Business Days' written notice from the Company, to purchase from the Company an Additional Debenture in the principal amount of the Exercise Price which would have been applicable to such Partial Redemption of the Warrant. The Additional Debenture shall be identical in form and substance to the Convertible Debenture, except that the issuance date shall be the date of payment therefor. All such Additional Debentures shall have a maturity date of December 1, 2001. The Conversion Shares issuable upon conversion of any Additional Debenture shall be Registrable Securities as provided in the Registration Rights Agreement, subject to the limitations as provided therein. The Investor's obligation to purchase any Additional Debentures shall terminate if the SEC shall require that the Investor be named in any Registration Statement as an underwriter of the Warrant Shares or the Conversion Shares issuable upon conversion of the Additional Debentures. Each purchase of an Additional Debenture shall be closed through escrow as provided in the Escrow Agreement.


                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

Section 6.1. REGISTRATION RIGHTS. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

Section 6.2. RESERVATION OF COMMON STOCK. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to issue the Conversion Shares and the Warrant Shares pursuant to any conversion of the Convertible Debenture or exercise of the
Warrant; such amount of shares of Common Stock to be reserved shall be calculated based upon a Market Price for the Common Stock under the terms of the Debenture of $1.00. The number of shares so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of shares actually delivered pursuant to any conversion of the Convertible Debenture or exercise of the Warrant and the number of shares so reserved shall be increased or decreased to reflect potential increases or decreases in the Common Stock that the Company may thereafter be obligated to issue by reason of adjustments to the Warrant.

Section 6.3. LISTING OF COMMON STOCK. The Company hereby agrees to maintain the listing of the Common Stock on a Principal Market, and as soon as reasonably practicable following the Closing (but in any event prior to the effective date of the Registration Statement) to list the Conversion Shares and the Warrant Shares on the Principal Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Conversion Shares and the Warrant Shares, and will take such other action as is necessary or desirable in the opinion of the Investor to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company will take all action to continue the listing and trading of its Common Stock on a Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market and shall provide Investor with copies of any correspondence to or from such Principal Market which questions or threatens delisting of the Common Stock, within three (3) Business Days of the Company's receipt thereof, until the Investor has disposed of all of its Registrable Securities.

Section 6.4. EXCHANGE ACT REGISTRATION. The Company will cause its Common Stock to continue to be registered under Section 12(b) or (g) of the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act until the Investor has disposed of all of its Registrable Securities.

Section 6.5. LEGENDS. The certificates evidencing the Registrable Securities shall be free of legends, except as set forth in Article IX.

Section 6.6. CORPORATE EXISTENCE. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

Section 6.7. CONSOLIDATION; MERGER. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

Section 6.8. ISSUANCE OF CONVERTIBLE DEBENTURE AND WARRANT SHARES. The sale of the Convertible Debenture and the issuance of the Warrant Shares pursuant to exercise of the Warrant and the Conversion Shares upon conversion of the Convertible Debenture shall be made in accordance with the provisions and requirements of Section 4(2) of Regulation D and any applicable state securities law. The Company shall make all necessary SEC and "blue sky" filings required to be made by the Company in connection with the sale of the Securities to the Investor as required by all applicable Laws, and shall provide a copy thereof to the Investor promptly after such filing.

Section 6.9. LIMITATION ON FUTURE FINANCING. The Company agrees that it will not enter into any sale of its securities for cash at a discount to Market Price until the Warrant has been fully exercised, redeemed or the Termination Date has passed, without the Investor's prior written consent, except (x) pursuant to any
(i) presently existing employee benefit plan which plan has been approved by the Company's stockholders, (ii) compensatory plan for a full-time employee or key consultant, or (iii) strategic partnership or other business transaction, the principal purpose of which is not simply to raise money; or (y) if the Investor does not exercise that part of the Warrant which is validly called for Partial Redemption and does not purchase an Additional Debenture in connection therewith upon demand by the Company; or (z) if the Market Price of the Common Stock is less than $1.00 for 30 out of 45 consecutive Trading Days, and the Investor does not agree in writing to provide financing to the Company on terms offered by a bona fide third party within three (3) Business Days of notice from the Company setting forth the terms of such proposed financing.

                                  ARTICLE VII

                            SURVIVAL; INDEMNIFICATION

Section 7.1. SURVIVAL. The representations, warranties and covenants made by each of the Company and the Investor in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement or otherwise, whether at law or in equity, irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date.

Section 7.2. INDEMNITY. (a) The Company hereby agrees to indemnify and hold harmless the Investor, its Affiliates and their respective officers, directors, partners and members (collectively, the "Investor Indemnitees"), from and against any and all losses, claims, Damages, judgments, penalties, liabilities and deficiencies (collectively, "Losses"), and agrees to reimburse the Investor Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Investor Indemnitees and to the extent arising out of or in connection with:

          (i) any misrepresentation, omission of fact or breach of any of the Company's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

          (ii) any failure by the Company to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement.

     (b) The Investor hereby agrees to indemnify and hold harmless the Company, its Affiliates and their respective officers, directors, partners and members (collectively, the "Company Indemnitees"), from and against any and all Losses, and agrees to reimburse the Company Indemnitees for reasonable all out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with:

          (i) any misrepresentation, omission of fact, or breach of any of the Investor's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Investor pursuant to this Agreement; or

          (ii) any failure by the Investor to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement or any instrument, certificate or agreement entered into or delivered by the Investor pursuant to this Agreement.

Section 7.3. NOTICE. Promptly after receipt by either party hereto seeking indemnification pursuant to Section 7.2 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to Section
7.2 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party and the Indemnifying Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

Section 7.4. DIRECT CLAIMS. In the event one party hereunder should have a claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party. If the Indemnified Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or by binding arbitration conducted in accordance with the procedures and rules of the American Arbitration Association as set forth in
Article X. Judgment upon any award rendered by any arbitrators may be entered in any court having competent jurisdiction thereof.

                                  ARTICLE VIII

         DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION.

Section 8.1. DUE DILIGENCE REVIEW. Subject to Section 8.2, the Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, American Stock Exchange or other filing, all SEC Documents and other filings with the SEC, and all other publicly available corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such publicly available information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

Section 8.2. NON-DISCLOSURE OF NON-PUBLIC INFORMATION.

     (a) The Company shall not disclose material non-public information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. Other than disclosure of any comment letters received from the SEC staff with respect to the Registration Statement, the Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

     (b) Nothing herein shall require the Company to disclose material non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate material non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, promptly notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting material non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.


                                   ARTICLE IX

                      LEGENDS; TRANSFER AGENT INSTRUCTIONS

Section  9.1.  LEGENDS.   Unless  otherwise  provided  below,  each  certificate
representing Registrable Securities will bear the following legend or equivalent (the "Legend"):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

Section 9.2. TRANSFER AGENT INSTRUCTIONS. Upon the execution and delivery hereof, the Company is issuing to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions in substantially the form of Exhibit F hereto. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be, except as otherwise expressly provided in the Registration Rights Agreement. It is the intent and purpose of such instructions, as provided therein, to require the transfer agent for the Common Stock from time to time upon transfer of Registrable Securities by the Investor to issue certificates evidencing such Registrable Securities free of the Legend during the following periods and under the following circumstances and without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the transfer agent by or from the Company or its counsel or the Investor:

     (a) at any time after the Effective Date, upon surrender of one or more certificates evidencing Common Stock that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered; provided that (i) the Registration Statement shall then be effective; (ii) the Investor confirms to the transfer agent that it has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide transaction to a third party that is not an affiliate of the Company; and (iii) the Investor confirms to the transfer agent that the Investor has complied with the prospectus delivery requirement.

     (b) at any time upon any surrender of one or more certificates evidencing Registrable Securities that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered and containing representations that (i) the Investor is permitted to dispose of such Registrable Securities without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act or
(ii) the Investor has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Registrable Securities in a manner other than pursuant to an effective registration statement, to a transferee who will upon such transfer be entitled to freely tradable securities.

Any of the notices referred to above in this Section 9.2 may be sent by facsimile to the Company's transfer agent.

Section 9.3. NO OTHER LEGEND OR STOCK TRANSFER RESTRICTIONS. No legend other than the one specified in Section 9.1 has been or shall be placed on the share certificates representing the Registrable Securities and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article IX.

Section 9.4. INVESTOR'S COMPLIANCE. Nothing in this Article shall affect in any way the Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.


                                   ARTICLE X

                                  CHOICE OF LAW


Section 10.1. GOVERNING LAW/ARBITRATION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. Any dispute under this Agreement or any Exhibit attached hereto shall be submitted to arbitration under the American Arbitration Association (the "AAA") in New York City, New York, and
shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected as according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of New York. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The non-prevailing party to any arbitration (as determined by the Board of Arbitration) shall pay the expenses of the prevailing party including reasonable attorney's fees, in connection with such arbitration.


                                   ARTICLE XI

                          ASSIGNMENT; ENTIRE AGREEMENT


Section 11.1. ASSIGNMENT. Neither this Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any permitted transferee of any of the Convertible Debenture or Warrant purchased or acquired by the Investor hereunder with respect to the Convertible Debenture or Warrant held by such person, and
(b) upon the prior written consent of the Company, which consent shall not unreasonably be withheld or delayed, the Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Investor) who agrees to make the representations and warranties contained in Article III and who agrees to be bound by the covenants of Article V. Such permitted assignment shall not relieve the Investor of its obligations under Article V.

                                   ARTICLE XII

                                     NOTICES

Section 12.1. NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:                Brilliant Digital Entertainment, Inc.
                                  6355 Topanga Canyon Blvd., Suite 120
                                  Woodland Hills, California  91367
                                  Attention:  Mark Dyne, Chief Executive Officer
                                  Telephone: (818) 615-1500
                                  Facsimile: (818) 615-0995


with a copy to:                  Troop Steuber Pasich Reddick & Tobey, LLP
(shall not constitute notice)    2029 Century Park East
                                 24th Floor
                                 Los Angeles, CA  90067
                                 Attention: Murray Markiles, Esq.
                                 Telephone: (310) 728-3233
                                 Facsimile: (310) 728-2233

                                 if to the Investor:
                                 c/o Ultra Finance
                                 Grossmunster Platz 26
                                 Zurich, CH8022
                                 Switzerland
                                 Telephone: 011-
                                 Facsimile:  011-

with a copy to:                  Joseph A. Smith, Esq.
(shall not constitute notice)    Epstein Becker & Green, P.C.
                                 250 Park Avenue
                                 New York, New York
                                 Telephone: (212) 351-4500
                                 Facsimile: (212) 661-0989

Either party hereto may from time to time change its address or facsimile number for notices under this Section 12.1 by giving written notice of such changed address or facsimile number to the other party hereto as provided in this
Section 12.1.


                                  ARTICLE XIII

                                  MISCELLANEOUS


Section 13.1. COUNTERPARTS/ FACSIMILE/ AMENDMENTS. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all parties.

Section 13.2.  ENTIRE  AGREEMENT.  This  Agreement,  the agreements  attached as
Exhibits hereto, which include, but are not limited to the Convertible Debenture, the Warrant, the Escrow Agreement, and the

Registration Rights Agreement, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein.

Section 13.3. SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

Section 13.4. HEADINGS. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 13.5. REPORTING ENTITY FOR THE COMMON STOCK. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

Section 13.6. REPLACEMENT OF CERTIFICATES. Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Convertible Debenture or any Conversion Shares or Warrant or any Warrant Shares and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company (which shall not exceed that required by the Company's transfer agent in the ordinary course) or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

Section 13.7. FEES AND EXPENSES. Each of the Company and the Investor agrees to pay its own expenses incident to the performance of its obligations hereunder, except that the Company shall pay the fees, expenses and disbursements of Investor's counsel in an amount not to exceed $15,000 plus $1,000 for its services as Escrow Agent at the Closing, and $500 for its services as Escrow Agent for each Debenture Conversion and Warrant Exercise (as such terms are defined in the Escrow Agreement), all as set forth in the Escrow Agreement.

Section 13.8. BROKERAGE. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party except for Trinity Capital Advisors, Inc., whose fee shall be paid by the Company. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                      BRILLIANT DIGITAL ENTERTAINMENT, INC.



                                      By: /S/  MARK DYNE
                                          ------------------------------------
                                          Mark Dyne
                                          Chief Executive Officer



                                      AMRO INTERNATIONAL, S.A.


                                      By: /S/ H.U. BACHOFEN
                                          ------------------------------------
                                          Name: H. U. Bachofen,
                                                Director